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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT December 13, 2002
                        (Date of Earliest Event Reported)


                                  ULTICOM, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-30121

       New Jersey                                                22-2050748
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)



1020 Briggs Road, Mount Laurel, New Jersey                          08054
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(Address of principal executive offices)                           Zip Code



       Registrant's telephone number, including area code: (856) 787-2700

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ITEM 9.    REGULATION FD DISCLOSURE.

           The Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2002, filed with the Securities and Exchange on December 13, 2002, by Ulticom, Inc. was accompanied by certifications by each of the principal executive officer, Shawn Osborne, and principal financial officer, Mark Kissman as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

           A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

           In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.















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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ULTICOM, INC.

                                           By: /s/ Mark Kissman
                                               --------------------------------
                                               Name:  Mark Kissman
                                               Title: Chief Financial Officer


Dated: December 13, 2002














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                                  EXHIBIT INDEX



Exhibit No.                                 Description
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   99.1           Certification of Chief Executive Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

   99.2           Certification of Chief Financial Officer pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.















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